--------------------------------------------------------------------------------
                                  T. Rowe Price
--------------------------------------------------------------------------------
                                Semiannual Report
                              Short-Term Bond Fund
--------------------------------------------------------------------------------
                                November 30, 1999
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
SHORT-TERM BOND FUND

     * Interest rates rose and bond prices fell in the past six months in response to Federal Reserve efforts to tighten the money supply.

     * Results for the six and 12 months were positive but trailed the fund's Lipper benchmark modestly.

     *    We  reduced  the  portfolio's   interest  rate  sensitivity  as  rates
          increased.

     * Corporate bond yields are attractive, although some holdings in this sector weakened.

     * Yields in our market are very attractive, which could contribute to better returns in 2000.

================================================================================
UPDATES AVAILABLE
-----------------

     FOR UPDATES ON T. ROWE PRICE FUNDS FOLLOWING THE END OF EACH CALENDAR QUARTER, PLEASE SEE OUR WEB SITE AT WWW.TROWEPRICE.COM.

================================================================================
FELLOW SHAREHOLDERS
-------------------

     The U.S. economy continued its remarkable run of strong, steady growth during the six months ended November 30, 1999, and signs of inflation were modest. Nonetheless, the Federal Reserve raised the federal funds target rate three times to forestall a rise in inflation, and interest rates overall rose significantly. Bond funds struggled as rates rose, and your fund was no exception.

MARKET ENVIRONMENT
------------------

     There was little doubt during either the past six or 12 months that the U.S. economy was on solid footing. Annual GDP data has painted an attractive picture, with growth rates fluctuating between 3.5% and 4.5% for nearly four years now. During the past spring and summer, however, economic data hinted at an increase in inflationary pressure. That, combined with an improving outlook overseas, prompted the Fed to raise the federal funds target rate in June, August , and November by a total of 75 basis points (100 basis points equal one percent). The target rate now stands at 5.5% N the same as August 1998, just before the Fed cut rates three-quarters of a percent to alleviate a short-lived global financial crisis. The Fed appears comfortable that this rate level will provide an appropriate balance between economic growth potential and price control.

             *****************************************

               [Chart  showing  interest rates for
               five-year Treasury notes,  two-year
               Treasury  notes,  and  the  Federal
               Funds Target Rate 10/30/98  through
               10/30/99.]

             *****************************************

     There were some signs of higher prices, and at times the bond market appeared concerned about the possibility of inflation. However, the extent to which real inflation has been held in check is remarkable. Both the closely watched employment cost index and the wage component of the GDP report have shown only modest increases. Clearly technology and increased globalization have played significant roles in containing costs, reducing pricing power, and improving productivity and efficiency. These trends, combined with the Fed's sound monetary policy, are very positive for bonds in the long term.

     The market largely anticipated the Fed's actions, pushing rates sharply higher throughout the year, especially on intermediate-term bonds. For example, five-year Treasury note yields climbed 141 basis points to 6.03% on November 30 from one year earlier, and two-year note yields rose 132 basis points to 5.96% in the same time frame. In comparison, 30-year Treasury bond yields climbed only 101 basis points to 6.22%.

     The rising interest rate environment was not the only challenge the bond markets faced. In the second half of 1999, Wall Street broker-dealers cut back their bond market activities in advance of year-end by reducing inventories and committing less capital to market-making (that is, buying and selling existing issues for clients). As a result, liquidity declined after midyear. Reduced liquidity exaggerated volatility in the markets and made it more difficult for money managers to trade efficiently. The trend also created supply and demand imbalances that hurt issues with relatively high yields, including many corporate and some mortgage-backed bonds. However, mortgages improved after August and now are among the more liquid bonds in the marketplace. Corporate bonds also improved late in the period.

PERFORMANCE AND STRATEGY REVIEW
-------------------------------

    PERFORMANCE COMPARISON
    ----------------------

    Periods Ended 11/30/99        6 Months   12 Months
    ----------------------        --------   ---------

    Short-Term Bond Fund           1.27%       2.27%

    Lipper Short Investment-
    Grade Debt Funds Average       1.63        3.08

--------------------------------------------------------------------------------

     In an environment of steadily rising rates, your fund achieved total returns of 1.27% for the six months and 2.27% for the year. While positive, these performances trailed the 1.63% and 3.08% moves, respectively, for the Lipper peer group average. The fund's relatively greater interest rate exposure contributed somewhat to the lagging results during both periods, while specific holdings weighed down results during the more recent six-month period. Gains came entirely from income, as the net asset value declined to $4.56 from $4.63 on May 31.

     We gradually reduced fund duration during the six-month period from 2.2 years to 2.0 years. (Duration is a measure of price sensitivity to interest rate changes where higher numbers reflect a greater potential negative response to a rise in rates, and vice versa.) Although we were attracted to yields on the longer-term issues in our market, we thought it was more prudent to cut back our interest rate sensitivity in a period of rising rates. Many of our competitor funds in the Lipper average took similar steps, however, with the result that your fund remained somewhat more rate sensitive than its average peer. This explains in part why the fund trailed the Lipper, especially earlier in the year.

     Although rates rose during the past six months, they have yet to show up as increases in the fund's dividend payment. Dividend income tends to lag a rise in market rates. However, assuming rates do not fall any time soon, we anticipate higher dividends in the coming period as current holdings mature, coupons are paid, and the proceeds are reinvested in higher-coupon instruments. Indeed, with fixed income securities coming off a difficult year, we are finding generous yields on securities throughout our market and looking to take advantage of them.

     As explained in the last report, we trimmed exposure to corporate bonds from 53% to 47% earlier in the year. This move proved beneficial: corporate securities (and lower-rated ones in particular) underperformed throughout most of the summer because of poor market liquidity. During August and September, we saw an oppor-tunity to take advantage of values created by the liquidity crunch, and began to rebuild our corporate position selectively. Among the bonds we added were Johnson & Johnson, Wal-Mart, and US West.

     Within the corporate segment, our allocation to utilities declined modestly over the past six months from 11% of net assets to 9%. We had overweighted utilities for many quarters, and they performed well for the fund. However, we think the risk in the sector is rising somewhat along with an increase in merger-related activity. The proceeds were largely shifted into sectors with attractive yields, particularly the banking and finance sectors. In addition, the portfolio's stake in Treasuries and government agency securities fell from 9% to 1%. During a period of tight liquidity, these holdings were the easiest to trade when we reduced duration. The fund's cash level (shown under the heading Money Market Funds in the Sector Diversification table on page 7) rose in tandem, but this is a temporary state as we expect to see numerous opportunities in the market early next year.

             *****************************************

               [Pie chart  showing  the  following
               segments  --- AAA  38%.  AA 17%.  A
               22%.  BBB 22%. BB 1%.  Based on net
               assets as of 11/30/99.]

             *****************************************

     The fund's quality breakdown was virtually unchanged from last period, and average credit quality remained high at AA. Nonetheless, some of our corporate holdings weakened as their issuers encountered problems. In August, we purchased the debt of Rite Aid, but the firm's surprise downward earnings revisions and management upheaval disappointed investors and resulted in rating agency downgrades to below investment grade. This was the reason the fund finished the period with a 1% stake in bonds rated BB and below, as noted in the Quality Diversification chart. We continue to hold these bonds because we expect their prices to recover from distressed levels. Rite Aid has a viable business as the nation's third-largest drug store chain, and new management is taking aggressive action to restore its financial health.

     Other holdings have come under pressure, including Waste Management/U.S. Waste Services (2.3% of assets), Raytheon (almost 1% of assets), and Lockheed Martin (0.9% of assets), which experienced earnings difficulties associated with recent merger activity. Despite some price weakness, we are not giving up on them. They contribute significantly to income, which should benefit shareholders over the long term.

OUTLOOK
-------

     We expect the year 2000 to be more favorable for bond investors. Neither inflation nor long-term interest rates are likely to rise significantly from current levels, though another Fed rate hike is possible in the first quarter of 2000. Economic growth should moderate eventually, to an annual rate of 3.5% or slightly lower. U.S. consumer demand will likely slow, since mortgage refinancing (a source of spendable cash) has dried up and because the recent rise in oil prices will act like a tax increase on consumers. Given the Fed's proactive stance and the positive influence of technological advancements, including the Internet, we expect inflation to remain at 3% or lower. In that environment, the higher yields available in the marketplace today are very attractive, especially among the mortgage- and asset-backed securities your fund focuses on. We believe the fund is well positioned to deliver results more in line with its long-term average in the years ahead.

Respectfully submitted,

/s/

Edward A. Wiese
President and Chairman of the Investment Advisory Committee
December 19, 1999

================================================================================

T. ROWE PRICE SHORT-TERM BOND FUND
----------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
KEY STATISTICS
--------------
                                                        5/31/99       11/30/99
                                                        -------       --------

Price Per Share                                       $   4.63       $   4.56
-------------------------------------------------------------------------------
Dividends Per Share
-------------------------------------------------------------------------------
    For 6 months                                          0.13           0.13
-------------------------------------------------------------------------------
    For 12 months                                         0.26           0.25
-------------------------------------------------------------------------------
Dividend Yield *
-------------------------------------------------------------------------------
    For 6 months                                          5.53%          5.67%
-------------------------------------------------------------------------------
    For 12 months                                         5.65           5.72
-------------------------------------------------------------------------------
30-Day Standardized Yield                                 5.54           6.26
-------------------------------------------------------------------------------
Weighted Average Maturity (years)                         2.6            2.3
-------------------------------------------------------------------------------
Weighted Average Effective Duration (years)               2.2            2.0
-------------------------------------------------------------------------------
Weighted Average Quality **                              AA             AA
-------------------------------------------------------------------------------

     *    Dividends  earned  and  reinvested  for  the  periods   indicated  are
          annualized and divided by the fund's net asset value per share at the end of the period.

     **   Based on T. Rowe Price research.

================================================================================

T. ROWE PRICE SHORT-TERM BOND FUND
----------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
SECTOR DIVERSIFICATION
----------------------
                                                   Percent of     Percent of
                                                   Net Assets     Net Assets
                                                      5/31/99       11/30/99
                                                      -------       --------

Corporate Bonds and Notes                                47%            47%
-----------------------------------------------------------------------------
    Banking and Finance                                   9             12
-----------------------------------------------------------------------------
    Consumer Products and Services                       10             10
-----------------------------------------------------------------------------
    Utilities                                            11              9
-----------------------------------------------------------------------------
    Industrial                                            9              8
-----------------------------------------------------------------------------
    Media and Communications                              4              4
-----------------------------------------------------------------------------
    Transportation                                        3              2
-----------------------------------------------------------------------------
    All Other                                             1              2
-----------------------------------------------------------------------------
Asset-Backed Securities                                  15             14
-----------------------------------------------------------------------------
Mortgage-Backed Securities                               20             19
-----------------------------------------------------------------------------
U.S. Government Obligations                               9              1
-----------------------------------------------------------------------------
    U.S. Treasuries                                       2              1
-----------------------------------------------------------------------------
    Government Agency Obligations                         7              -
-----------------------------------------------------------------------------
Money Market Funds *                                     11             18
-----------------------------------------------------------------------------
Other Assets Less Liabilities                            -2              1
-----------------------------------------------------------------------------
Total                                                   100%           100%

     *    See note at end of financial statements.

================================================================================

T. ROWE PRICE SHORT-TERM BOND FUND
----------------------------------
PERFORMANCE COMPARISON
----------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 11/30/99                1 Year    3 Years    5 Years   10 Years
----------------------                ------    -------    -------   --------
Short-Term Bond Fund                   2.27%      4.75%      5.43%      5.67%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================
T. ROWE PRICE SHORT-TERM BOND FUND
----------------------------------
Unaudited                        For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------

                           6 Months      Year
                               Ended     Ended
                            11/30/99   5/31/99    5/31/98    5/31/97    5/31/96    5/31/95
NET ASSET VALUE
Beginning of period       $    4.63  $    4.69  $    4.65  $    4.64  $    4.72  $    4.85
-------------------------------------------------------------------------------------------
Investment activities
  Net investment income        0.13       0.26       0.27       0.27       0.29       0.29
  Net realized and
  unrealized gain (loss)      (0.07)     (0.06)      0.04       0.01      (0.08)     (0.13)
-------------------------------------------------------------------------------------------
  Total from
  investment activities        0.06       0.20       0.31       0.28       0.21       0.16
-------------------------------------------------------------------------------------------


Distributions
  Net investment income       (0.13)     (0.26)     (0.27)     (0.26)     (0.28)     (0.29)
  Tax return of capital           -          -          -      (0.01)     (0.01)         -
-------------------------------------------------------------------------------------------
  Total distributions         (0.13)     (0.26)     (0.27)     (0.27)     (0.29)     (0.29)
-------------------------------------------------------------------------------------------
NET ASSET VALUE

End of period             $    4.56  $    4.63  $    4.69  $    4.65  $    4.64  $    4.72

RATIOS/SUPPLEMENTAL DATA
------------------------
Total return*                  1.27%      4.23%      6.87%      6.28%      4.58%     3.41%
-------------------------------------------------------------------------------------------
Ratio of total expenses
to average net assets          0.71%+     0.73%      0.72%      0.74%      0.72%     0.79%
-------------------------------------------------------------------------------------------
Ratio of net investment
income to average
net assets                     5.58%+     5.44%      5.82%      5.91%      6.15%     6.09%
-------------------------------------------------------------------------------------------
Portfolio turnover rate        49.2%+     51.6%      73.0%     103.9%     118.7%    136.9%
-------------------------------------------------------------------------------------------
Net assets, end of
period (in thousands)     $  308,606  $ 324,098  $ 331,955  $ 373,284  $ 429,498 $ 493,726
-------------------------------------------------------------------------------------------

*    Total  return  reflects  the rate that an investor  would have earned on an investment  in the fund during each period,  assuming  reinvestment  of all distributions.
+    Annualized

The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE SHORT-TERM BOND FUND
----------------------------------
Unaudited                                                     November 30, 1999

STATEMENT OF NET ASSETS
-----------------------
`                                                          Par/Shares    Value
                                                               In thousands
CORPORATE BONDS AND NOTES  46.8%
Banking and Finance  11.6%
Amvescap, Sr. Notes, 6.375%, 5/15/03                       $   4,250 $   4,110
-------------------------------------------------------------------------------
Banco Generale, Sr. Sub. Notes, (144a), 7.70%, 8/1/02          4,450     4,328
-------------------------------------------------------------------------------
Countrywide Home Loans, Sr. Sub Notes, 6.85%, 6/15/04          3,000     2,939
-------------------------------------------------------------------------------
General Electric Capital, MTN, 6.15%, 11/5/01                  4,150     4,113
-------------------------------------------------------------------------------
Marsh and McLennan, Sr. Notes, 6.625%, 6/15/04                 3,250     3,203
-------------------------------------------------------------------------------
MBNA, Sub. Notes, 7.25%, 9/15/02                               2,650     2,640
-------------------------------------------------------------------------------
Mercantile Safe Deposit & Trust, 6.53%, 7/3/00                 4,200     4,210
-------------------------------------------------------------------------------
Morgan Guaranty Trust, Sub. Notes, 7.375%, 2/1/02              4,000     4,037
-------------------------------------------------------------------------------
Paine Webber Group, 7.875%, 2/15/03                            3,000     3,041
-------------------------------------------------------------------------------
Salomon Smith Barney Holdings, 7.30%, 5/15/02                  3,250     3,275
-------------------------------------------------------------------------------
                                                                        35,896
-------------------------------------------------------------------------------
Consumer Products and Services  10.2%
Beckman Instruments, Sr. Notes, 7.10%, 3/4/03                  4,000     3,817
-------------------------------------------------------------------------------
Caterpillar Financial Services, 6.875%, 8/1/04                 3,250     3,229
-------------------------------------------------------------------------------
Federated Department Stores, Sr. Notes, 8.125%, 10/15/02       3,500     3,579
-------------------------------------------------------------------------------
Grand Metropolitan Investment, Zero Coupon, 1/6/04             5,500     4,160
-------------------------------------------------------------------------------
Pepsico, MTN, 5.75%, 1/2/03                                    3,000     2,916
-------------------------------------------------------------------------------
Philip Morris, 7.25%, 9/15/01                                  4,300     4,260
-------------------------------------------------------------------------------
Rite Aid, (144a), 6.00%, 10/1/03                               4,000     2,600
-------------------------------------------------------------------------------
Sony, 6.125%, 3/4/03                                           4,025     3,929
-------------------------------------------------------------------------------
Wal-Mart, Sr. Notes, 6.15%, 8/10/01                            3,000     2,981
-------------------------------------------------------------------------------
                                                                        31,471
-------------------------------------------------------------------------------

Energy  1.5%
PDV America, Sr. Notes, 7.875%, 8/1/03                         2,400     2,221
-------------------------------------------------------------------------------
YPF Sociedad Anonima, 7.25%, 3/15/03                           2,400     2,335
-------------------------------------------------------------------------------
                                                                         4,556
-------------------------------------------------------------------------------
Industrials  8.1%
Allied Signal, 5.75%, 3/15/01                                  3,350     3,308
-------------------------------------------------------------------------------
Delphi Auto Systems, 6.125%, 5/1/04                            1,500     1,426
-------------------------------------------------------------------------------
International Paper, 6.125%, 11/1/03                           2,750     2,647
-------------------------------------------------------------------------------
Lockheed, 6.75%, 3/15/03                                       3,000     2,901
-------------------------------------------------------------------------------
McDonnell Douglas Finance, Sr. Notes, 6.39%, 1/15/02           2,000     1,978
-------------------------------------------------------------------------------
Raytheon, 5.70%, 11/1/03                                       3,000     2,811
-------------------------------------------------------------------------------
Toyota Motor Credit, 5.625%, 11/13/03                      $   3,000 $   2,872
-------------------------------------------------------------------------------
USA Waste Services, Sr. Notes, 6.50%, 12/15/02                 4,300     3,918
-------------------------------------------------------------------------------
Waste Management, 6.625%, 7/15/02                              3,350     3,093
-------------------------------------------------------------------------------
                                                                        24,954
-------------------------------------------------------------------------------
Media and Communications  3.7%
360 Communications, Sr. Notes, 7.125%, 3/1/03                  3,000     3,001
-------------------------------------------------------------------------------
Seagram, 6.40%, 12/15/03                                       3,000     2,901
-------------------------------------------------------------------------------
Sprint Capital, 5.70%, 11/15/03                                2,800     2,674
-------------------------------------------------------------------------------
US West Capital Funding, (144a), 6.875%, 8/15/01               3,000     2,996
-------------------------------------------------------------------------------
                                                                        11,572
-------------------------------------------------------------------------------
Transportation  2.4%
ERAC USA Finance, (144a), 6.375%, 5/15/03                      2,000     1,932
-------------------------------------------------------------------------------
Norfolk Southern, 6.95%, 5/1/02                                4,000     3,990
-------------------------------------------------------------------------------
Union Pacific, 6.125%, 1/15/04                                 1,500     1,424
-------------------------------------------------------------------------------
                                                                         7,346
-------------------------------------------------------------------------------

Utilities  9.3%
CE Electric UK Funding, Sr. Notes, (144a), 6.853%, 12/30/04    2,100     2,039
-------------------------------------------------------------------------------
National Rural Utilities, 5.00%, 10/1/02                       4,000     3,819
-------------------------------------------------------------------------------
Niagara Mohawk, Sr. Disc. Notes, 7.375%, 7/1/03                3,024     3,025
-------------------------------------------------------------------------------
Pacific Gas & Electric, 1st Mtg. Bonds, 8.75%, 1/1/01          4,500     4,599
-------------------------------------------------------------------------------
Potomac Capital Investment, MTN, 7.55%, 11/19/01               1,500     1,496
-------------------------------------------------------------------------------
Public Service Electric & Gas, Mtg. Bonds, 8.875%, 6/1/03      4,350     4,443
-------------------------------------------------------------------------------
Texas NM Power, 1st Mtg. Bonds, 9.25%, 9/15/00                 1,750     1,779
-------------------------------------------------------------------------------
United Illuminating, 6.25%, 12/15/02                           2,150     2,092
-------------------------------------------------------------------------------
Utilicorp United, Sr. Notes, 7.00%, 7/15/04                    3,000     2,913
-------------------------------------------------------------------------------
Williams, 6.125%, 2/15/12                                      2,500     2,438
-------------------------------------------------------------------------------
                                                                        28,643
-------------------------------------------------------------------------------
Total Corporate Bonds and Notes (Cost  $146,578)                       144,438
-------------------------------------------------------------------------------

U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES  16.2%
U.S. Government Agency Obligations  15.5%
Federal Home Loan Mortgage
        5.75%, 6/15/10                                         6,000     5,954
-------------------------------------------------------------------------------
        6.00%, 8/15/06 - 5/15/16                              21,790    21,505
-------------------------------------------------------------------------------
        6.40%, 1/15/08                                         4,000     3,945
-------------------------------------------------------------------------------
        6.92%, 1/25/12                                           793       791
-------------------------------------------------------------------------------
Federal Home Loan Mortgage
        9.00%, 2/1 - 7/1/02                                $     393 $     399
-------------------------------------------------------------------------------
        9.50%, 8/1/01 - 9/1/02                                   223       227
-------------------------------------------------------------------------------
        10.00%, 1/1/01 - 10/1/05                                 184       190
-------------------------------------------------------------------------------
        11.00%, 8/1/00 - 2/1/01                                   38        39
-------------------------------------------------------------------------------
    7 year balloon, 6.50%, 12/1/99                               282       282
-------------------------------------------------------------------------------

Federal National Mortgage Assn.
        5.50%, 11/1/05                                            36        35
-------------------------------------------------------------------------------
        7.00%, 4/1/09                                          6,451     6,443
-------------------------------------------------------------------------------
        9.00%, 5/1/05 - 1/25/08                                7,489     7,760
-------------------------------------------------------------------------------
        11.00%, 10/1 - 12/1/00                                    20        20
-------------------------------------------------------------------------------
    7 year balloon, 7.00%, 1/1/00                                 42        43
-------------------------------------------------------------------------------
    REMIC, 7.50%, 8/25/05                                        313       312
-------------------------------------------------------------------------------
                                                                        47,945
-------------------------------------------------------------------------------
U.S. Government Guaranteed Obligations  0.7%
Government National Mortgage Assn.
    I
        8.50%, 2/15/05 - 3/15/06                                 251       257
-------------------------------------------------------------------------------
        10.50%, 11/15/15                                         111       122
-------------------------------------------------------------------------------
    GPM, I
        8.50%, 1/15/06                                            42        42
-------------------------------------------------------------------------------
        9.50%, 8/15 - 10/15/09                                     5         5
-------------------------------------------------------------------------------
        11.00%, 8/15/10                                           54        59
-------------------------------------------------------------------------------
        11.25%, 6/15/13 - 1/15/16                                209       235
-------------------------------------------------------------------------------
        11.75%, 8/15/13 - 10/15/15                               684       779
-------------------------------------------------------------------------------
        13.00%, 9/15/11                                            7         8
-------------------------------------------------------------------------------
    GPM, II, 11.00%, 9/20/13 - 4/20/14                             5         5
-------------------------------------------------------------------------------
    Midget, I
        9.00%, 7/15/01 - 2/15/06                                 242       250
-------------------------------------------------------------------------------
        9.50%, 5/15/01 - 4/15/05                                  72        74
-------------------------------------------------------------------------------
        10.00%, 6/15/01 - 10/15/04                               258       269
-------------------------------------------------------------------------------
        11.50%, 5/15/00                                            2         2
-------------------------------------------------------------------------------
                                                                         2,107
-------------------------------------------------------------------------------
Total U.S. Government Mortgage-Backed
     Securities (Cost  $50,701)                                         50,052
-------------------------------------------------------------------------------

ASSET-BACKED SECURITIES  14.6%
Advanta Mortgage Loan Trust, Interest Only
        Zero Coupon, 12/25/00 **                           $  18,000 $     922
-------------------------------------------------------------------------------
Banc One Auto Grantor Trust, 6.27%, 11/20/03                   1,126     1,127
-------------------------------------------------------------------------------
BMW Vehicle Owner Trust, 6.54%, 4/25/04                        3,000     2,982
-------------------------------------------------------------------------------
California Infrastructure
        6.25%, 6/25/04                                         2,175     2,161
-------------------------------------------------------------------------------
        6.28%, 9/25/05                                         1,900     1,874
-------------------------------------------------------------------------------
        6.42%, 9/25/08                                         1,850     1,815
-------------------------------------------------------------------------------
Comed Transitional Funding Trust, 5.44%, 3/25/07               4,000     3,768
-------------------------------------------------------------------------------
Delta Air Lines
        9.60%, 6/1/00                                          1,260     1,277
-------------------------------------------------------------------------------
    ETC, 9.60%, 5/26/00                                        1,700     1,723
-------------------------------------------------------------------------------
Fingerhut Master Trust, 6.07%, 2/15/05                         3,300     3,283
-------------------------------------------------------------------------------
First Security Auto Owner Trust, 6.20%, 10/15/06               3,500     3,440
-------------------------------------------------------------------------------
GMAC Commercial Mortgage Securities, 6.15%, 5/15/35            2,796     2,684
-------------------------------------------------------------------------------
Harley Davidson Eaglemark
        5.94%, 2/15/04                                           750       741
-------------------------------------------------------------------------------
        6.35%, 10/15/02                                          853       852
-------------------------------------------------------------------------------
MBNA Credit Card Trust, 7.45%, 4/16/07                         1,500     1,491
-------------------------------------------------------------------------------
MMCA Automobile Trust, 6.80%, 8/15/03                          3,250     3,248
-------------------------------------------------------------------------------
Neiman Marcus Credit Master Trust, 7.60%, 6/15/03              4,000     4,024
-------------------------------------------------------------------------------
New Holland Equipment Receivables, 6.80%, 12/15/07 +           3,000     2,988
-------------------------------------------------------------------------------
Onyx Acceptance Auto Trust, 6.76%, 5/15/04                     2,000     1,990
-------------------------------------------------------------------------------
Peco Energy Transport Trust, 5.63%, 3/1/05                     2,650     2,579
-------------------------------------------------------------------------------
Total Asset-Backed Securities (Cost  $49,427)                           44,969
-------------------------------------------------------------------------------

NON-U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  2.5%
Great Western Bank, ARM, 5.61%, 12/28/99                         811       777
-------------------------------------------------------------------------------
LB Commercial Conduit Mortgage Trust, 6.41%, 8/15/07           3,737     3,619
-------------------------------------------------------------------------------
Prudential Securities, 6.074%, 1/15/08                         3,367     3,225
-------------------------------------------------------------------------------
Total Non-U.S. Government Mortgage-Backed
     Securities (Cost  $7,105)                                           7,621
-------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS/AGENCIES  1.4%
U.S. Government Agency Obligations  0.3%
Chilbar Shipping, 6.98%, 7/15/01                           $   1,005 $   1,005
-------------------------------------------------------------------------------
                                                                         1,005
-------------------------------------------------------------------------------
U.S. Treasury Obligations  1.1%
U.S. Treasury Inflation-Indexed Notes, 3.625%, 7/15/02         3,407     3,383
-------------------------------------------------------------------------------
                                                                         3,383
-------------------------------------------------------------------------------
Total U.S. Government Obligations/Agencies (Cost  $4,412)                4,388
-------------------------------------------------------------------------------

MONEY MARKET FUNDS  18.0%
Reserve Investment Fund, 5.65% #                              55,376    55,376

Total Money Market Funds (Cost  $55,376)                                55,376
                                                                     ----------

99.4% of Net Assets (Cost  $313,599)                                $ 306,844
                                                                    ----------
Other Assets Less Liabilities                                           1,762
                                                                    ----------

NET ASSETS                                                          $ 308,606
                                                                    ----------
                                                                    ----------
Net Assets Consist of:
Accumulated net investment income - net of distributions            $  (1,371)
                                                                     ----------
Accumulated net realized gain/loss - net of distributions             (35,457)
                                                                     ----------
Net unrealized gain (loss)                                             (6,755)
                                                                     ----------
Paid-in-capital applicable to 67,680,064 shares of $0.01 par
value capital stock outstanding; 1,000,000,000 shares authorized      352,189
                                                                     ----------

NET ASSETS                                                          $ 308,606
                                                                     ----------

NET ASSET VALUE PER SHARE                                           $    4.56
                                                                     ----------
                                                                     ----------

+    Private Placement
** For Interest Only securities, amount represents notional principal on which the fund receives interest
#    Seven-day yield
ARM  Adjustable Rate Mortgage
ETC  Equipment Trust Certificate
GPM  Graduated Payment Mortgage
MTN  Medium Term Note
REMIC Real Estate Mortgage Investment Conduit
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 5.5% of net assets.

     The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE SHORT-TERM BOND FUND
----------------------------------
Unaudited

STATEMENT OF OPERATIONS
-----------------------
                                                       In thousands
                                                           6 Months
                                                              Ended
                                                           11/30/99
                                                           --------
  Investment Income
  Interest income                                      $      9,854
--------------------------------------------------------------------
  Expenses
   Investment management                                        658
   Shareholder servicing                                        317
   Custody and accounting                                        83
   Prospectus and shareholder reports                            41
   Legal and audit                                                9
   Registration                                                   3
   Directors                                                      3
   Miscellaneous                                                  2
--------------------------------------------------------------------
   Net expenses                                               1,116
--------------------------------------------------------------------
  Net investment income                                       8,738
--------------------------------------------------------------------
  Realized and Unrealized Gain (Loss)
  Net realized gain (loss) on securities                     (1,569)
  Change in net unrealized gain or loss on securities        (3,234)
--------------------------------------------------------------------
  Net realized and unrealized gain (loss)                    (4,803)
--------------------------------------------------------------------
  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                               $      3,935

The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE SHORT-TERM BOND FUND
----------------------------------
Unaudited

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
                                                           In thousands
                                                     6 Months           Year
                                                        Ended          Ended
                                                     11/30/99        5/31/99
                                                     --------        -------
Increase (Decrease) in Net Assets
Operations
 Net investment income                             $    8,738    $    18,369
 Net realized gain (loss)                              (1,569)           691
 Change in net unrealized gain or loss                 (3,234)        (4,962)
-----------------------------------------------------------------------------
 Increase (decrease) in net assets from operations      3,935         14,098
-----------------------------------------------------------------------------
Distributions to shareholders
 Net investment income                                 (8,732)       (18,343)
-----------------------------------------------------------------------------
Capital share transactions *
 Shares sold                                           56,089        158,317
 Distributions reinvested                               7,725         16,193
 Shares redeemed                                      (74,509)      (178,122)
-----------------------------------------------------------------------------
 Increase (decrease) in net assets from capital
 share transactions                                   (10,695)        (3,612)
-----------------------------------------------------------------------------
Net Assets
Increase (decrease) during period                     (15,492)        (7,857)
Beginning of period                                   324,098        331,955

End of period                                      $  308,606    $   324,098

*Share information
   Shares sold                                         12,208         33,727
   Distributions reinvested                             1,684          3,451
   Shares redeemed                                    (16,208)       (37,964)
-----------------------------------------------------------------------------
   Increase (decrease) in shares outstanding           (2,316)          (786)

The accompanying notes are an integral part of these financial statements.

================================================================================

T. ROWE PRICE SHORT-TERM BOND FUND
----------------------------------
Unaudited                                                     November 30, 1999

NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

     T. Rowe Price Short-Term Bond Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on March 2, 1984.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon disposition or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayment as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At November 30, 1999, the value of loaned securities was $2,043,000; aggregate collateral consisted of $2,103,000 in the securities lending collateral pool.

     Other  Purchases and sales of portfolio  securities,  other than short-term
and  U.S.  government   securities,   aggregated  $56,649,000  and  $81,243,000,
respectively, for the six months ended November 30, 1999.

     Purchases and sales of U.S. government securities aggregated $8,191,000 and $21,722,000, respectively, for the six months ended November 30, 1999.

NOTE 3 - FEDERAL INCOME TAXES
-----------------------------

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has capital loss carryforwards for federal income tax purposes of $34,054,000, of which $96,000 expires in 2001, $4,515,000 in 2002, and $29,443,000 thereafter through 2005. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At November 30, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $313,599,000. Net unrealized loss aggregated $6,755,000 at period-end, of which $263,000 related to appreciated investments and $7,018,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS
-----------------------------------

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $105,000 was payable at November 30, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At November 30, 1999, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and main-tains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $331,000 for the six months ended November 30, 1999, of which $59,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended November 30, 1999, totaled $1,318,000 and are reflected as interest income in the accompanying Statement of Operations.

================================================================================

T. ROWE PRICE SHAREHOLDER SERVICES
----------------------------------

     INVESTMENT SERVICES AND INFORMATION

          KNOWLEDGEABLE SERVICE REPRESENTATIVES

               BY PHONE 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

               IN PERSON Available in T. Rowe Price Investor Centers.

          ACCOUNT SERVICES

               CHECKING AVAILABLE on most fixed income funds ($500 minimum).

               AUTOMATIC INVESTING From your bank account or paycheck.

               AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

               DISTRIBUTION   OPTIONS  Reinvest  all,  some,  or  none  of  your
               distributions.

               AUTOMATED 24-HOUR SERVICES Including Tele*AccessRegistration Mark and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

          BROKERAGE SERVICES*

               INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **

          INVESTMENT INFORMATION

               COMBINED STATEMENT Overview of all your accounts with T. Rowe Price.

               SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

               T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

               PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

               INSIGHTS   Educational  reports  on  investment   strategies  and
               financial markets.

               INVESTMENT GUIDES Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

                    * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

                    ** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

================================================================================

FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears on
your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution  only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

WALK-IN INVESTOR CENTERS:
For directions, call 1-800-225-5132
or visit our Web site

BALTIMORE AREA
DOWNTOWN
101 East Lombard Street
OWINGS MILLS
Three Financial Center
4515 Painters Mill Road

BOSTON AREA
386 Washington Street
Wellesley

COLORADO SPRINGS
4410 ArrowsWest Drive

LOS ANGELES AREA
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

TAMPA
4200 West Cypress Street
10th  Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.         F55-051  11/30/99